                  SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  July 16, 1996



                          ECHO BAY MINES LTD.
- ----------------------------------------------------------------------
          (Exact Name of Registrant as Specified in Charter)



         Canada                  1-8542               None
- ----------------------------------------------------------------------
(State or Other Jurisdiction   (Commission       (I.R.S. Employer
     of Incorporation)         File Number)    Identification No.)



Suite 1000, 6400 S. Fiddler's Green Circle,
          Englewood, Colorado                             80111-4957
- ----------------------------------------------------------------------
  (Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code:  303-714-8600


- ----------------------------------------------------------------------


                              PAGE 1 OF 4
ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

(a)

     On July 16, 1996 (the "Effective Date"), Echo Bay Mines Ltd. (the "Company") increased its ownership of Santa Elina Gold Corporation ("Santa Elina") from 7% to 50% as a result of the merger (the "Merger") of Santa Elina with and into Kendall Gold Corporation ("Kendall"), a British Virgin Islands corporation owned by Sercor Ltd. ("Sercor") and the Company and related transactions. The Merger was approved by Santa Elina's stockholders at a special meeting of shareholders held on July 9, 1996. Santa Elina was (and Kendall is) a British Virgin Islands corporation engaged in the business of exploration for, and development and mining of, precious metals through controlling interests in mining properties in Brazil and, to a lesser extent Bolivia and Chile, including an 83% interest in the Chapada copper and gold deposit in Brazil.

     In connection with the Merger, the Company acquired 23,479,185 shares of Santa Elina common stock ("Santa Elina Common Shares") from Sercor in exchange for 3,520,118 shares of the Company's common stock ("Echo Bay Common Shares") pursuant to a share subscription and purchase agreement (the "Share Subscription and Purchase Agreement") between the Company, Sercor, Kendall and Paulo C. de Brito ("de Brito"), the controlling shareholder of Sercor. Pursuant to the Share Subscription and Purchase Agreement, the Company and Sercor also capitalized Kendall prior to the Merger by transferring to Kendall all of their respective Santa Elina Common Shares in consideration for equal holdings of common stock of Kendall. Also pursuant to the Share Subscription and Purchase Agreement, the Company and Sercor agreed to capitalize Kendall in the aggregate cash amount of $25,000,000 to facilitate the Merger; each of the Company and Sercor advanced to Santa Elina $5,500,000 of such amount prior to the Merger, which amounts were converted to capital contributions to Kendall immediately following the Merger.

     On the Effective Date of the Merger: (a) each 6.67 Santa Elina Common Shares (other than those held by Kendall) were converted into one Redeemable Preference Share of Kendall, each of which were immediately redeemed without shareholder action on a one-for-one basis for Echo Bay Common Shares; (b) the Santa Elina Common Shares held by Kendall were cancelled; and (c) the Company and Sercor each retained their respective 50% ownership interests in Kendall.

     The aggregate consideration of approximately 8,831,000 Echo Bay Common Shares issued in connection with the Merger and the Share Subscription and Purchase Agreement was determined based on negotiations between the Company, Santa Elina and Sercor relating to the parties' assessments of their respective mineral reserves, development prospects, future pricing and operating costs.

     The Company's Current Reports on Form 8-K, filed on April 11, 1996 and April 24, 1996, are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     Incorporated by reference to Schedule V contained in the Company's Amendment No. 1 to Registration Statement on Form S-4 dated June 20, 1996 (Registration No. 333-4108)

     (b)  PRO FORMA FINANCIAL INFORMATION

     Incorporated by reference to Schedule VI contained in the Company's Amendment No. 1 to Registration Statement on Form S-4 dated June 20, 1996 (Registration No. 333-4108)

     (c)  EXHIBITS

          2.1 Share Subscription and Purchase Agreement among Echo Bay Mines Ltd., Sercor Limited, Kendall Gold
               Corporation and Paulo C. de Brito, incorporated by reference to the Company's Current Report on Form 8-K filed on April 24, 1996.

          2.2 Merger Agreement between Santa Elina Gold Corporation and Kendall Gold Corporation, incorporated by reference to the Company's Current Report on Form 8-K filed on April 24, 1996.

          10.1 Form of Unanimous Shareholders Agreement among Echo Bay Mines Ltd., Sercor Limited, Paulo C. de Brito, Angela Maria Guaspari de Brito and Kendall Gold Corporation, incorporated by reference to the Company's Current Report on Form 8-K filed on April 24, 1996.

          23.1 Consent of KPMG Peat Marwick.

                               SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         ECHO BAY MINES LTD.



Dated: July 31, 1996     By  Gerry Tywoniuk
                           -------------------------------------------
                           Gerry Tywoniuk
                           Vice President, Controller and Principal
                           Accounting Officer

                                  -4-